SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

October 30, 2001
Date of Report (Date of earliest event reported)

NEOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	000-28782 (Commission File Number)	93-0979187 (IRS Employer Identification Number)

157 Technology Drive Irvine, California (Address of principal executive offices)	92618 (Zip Code)

(949) 788-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On October 30, 2001, NeoTherapeutics, Inc. issued a news release regarding modifications to the data analysis schedule of the company’s Alzheimer’s disease clinical trial of its lead drug candidate, Neotrofin™, that is currently in progress. The text of the press release is set forth in Exhibit 99.1 attached to this report and incorporated herein by this reference.

Item 7. Exhibits

Exhibits:

99.1	Press Release dated October 30, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOTHERAPEUTICS, INC.

Date: October 30, 2001	By:	/s/ Samuel Gulko

	Name:	Samuel Gulko
	Title:	Senior Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

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EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press Release dated October 30, 2001.